Rule 424b3
File No. 333194270

EXHIBIT A


AMERICAN
DEPOSITARY SHARES
Each American Depositary
Share represents
Two 2 deposited Shares


THE BANK OF NEW
YORK MELLON
AMERICAN
DEPOSITARY RECEIPT
FOR ORDINARY SHARES
OF
COCACOLA AMATIL
LIMITED
INCORPORATED UNDER
THE LAWS OF THE
COMMONWEALTH OF
AUSTRALIA

Overstamp Effective May
27, 2014 the Companys
American Depositary
Share Ratio changed to
Each American Depositary
Share represents one 1
Deposited Share.


The Bank of New York
Mellon, as depositary
hereinafter called the
Depositary, hereby certifies
that , or registered assigns IS
THE OWNER OF

AMERICAN
DEPOSITARY SHARES

representing deposited
ordinary shares herein called
Shares of CocaCola Amatil
Limited, incorporated under
the laws of the
Commonwealth of Australia
herein called the Company.
At the date hereof, each
American Depositary Share
represents two 2 Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at the
principal National Australia
Bank Limited herein called
the Custodian.  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is located at
One Wall Street, New York,
N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, N.Y. 10286



1.  THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue
herein called Receipts, all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of May
24, 1991, as amended and
restated as of March 13,
2014 herein called the
Deposit Agreement, by and
among the Company, the
Depositary, and all Owners
and Holders from time to
time of American
Depositary Shares issued
thereunder, each of whom
by accepting American
Depositary Shares agrees to
become a party thereto and
become bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
Holders and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and
any and all other securities,
property and cash from time
to time received in respect
of such Shares and held
thereunder such Shares,
securities, property, and
cash are herein called
Deposited Securities.
Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City
and at the office of the
Custodian.

The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to
which reference is hereby
made.  Capitalized terms
defined in the Deposit
Agreement and not defined
herein shall have the
meanings set forth in the
Deposit Agreement.

2.  SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
Upon surrender at the
Corporate Trust Office of
the Depositary of American
Depositary Shares, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the
Owner of those American
Depositary Shares is entitled
to delivery, to him or as
instructed, of the amount of
Deposited Securities at the
time represented by those
American Depositary
Shares.  Such delivery will
be made at the option of the
Owner hereof, either at the
office of the Custodian or at
the Corporate Trust Office
of the Depositary or at such
other place as may be
designated by such Owner,
provided that the forwarding
of certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of
the Depositary shall be at
the risk and expense of the
Owner hereof.

3.  TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
Transfers of American
Depositary Shares may be
registered on the books of
the Depositary upon i in the
case of certificated
American Depositary
Shares, surrender of the
Receipt evidencing those
American Depositary
Shares, by the Owner in
person or by a duly
authorized attorney,
properly endorsed or
accompanied by proper
instruments of transfer or ii
in the case of uncertificated
American Depositary
Shares, receipt from the
Owner of a proper
instruction including, for the
avoidance of doubt,
instructions through DRS
and Profile as provided in
Section 2.10, and, in either
case, duly stamped as may
be required by the laws of
the State of New York and
of the United States of
America and upon payment
of funds for any applicable
transfer taxes and the
expenses of the Depositary
and upon compliance with
such regulations, if any, as
the Depositary may establish
for such purpose.  This
Receipt may be split into
other such Receipts, or may
be combined with other such
Receipts into one Receipt,
evidencing the same
aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered.  The
Depositary, upon surrender
of a Receipt for the purpose
of exchanging for
uncertificated American
Depositary Shares, shall
cancel that Receipt and send
the Owner a statement
confirming that the Owner is
the Owner of the same
number of uncertificated
American Depositary Shares
that the surrendered Receipt
evidenced.  The Depositary,
upon receipt of a proper
instruction including, for the
avoidance of doubt,
instructions through DRS
and Profile as provided in
Section 2.10 of the Deposit
Agreement from the Owner
of uncertificated American
Depositary Shares for the
purpose of exchanging for
certificated American
Depositary Shares, shall
execute and deliver to the
Owner a Receipt evidencing
the same number of
certificated American
Depositary Shares.  As a
condition precedent to the
delivery, registration of
transfer, or surrender of any
American Depositary Shares
or splitup or combination of
any Receipt or withdrawal
of any Deposited Securities,
the Depositary, the
Custodian, or Registrar may
require payment from the
depositor of the Shares or
the presenter of the Receipt
or instruction for registration
of transfer or surrender of
American Depositary Shares
not evidenced by a Receipt
of a sum sufficient to
reimburse it for any tax or
other governmental charge
and any stock transfer or
registration fee with respect
thereto including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn and
payment of any applicable
fees as provided in the
Deposit Agreement, may
require a the production of
proof satisfactory to it as to
the identity and genuineness
of any signature, b
compliance with any laws or
regulations, c delivery of
such certificates as the
Company may from time to
time specify in writing to the
Depositary to assure
compliance with the
Securities Act of 1933 and
the rules and regulations
thereunder and d compliance
with such reasonable
procedures, if any, as the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement.

The delivery of American
Depositary Shares against
deposit of Shares generally
or against deposit of
particular Shares may be
suspended, or the transfer of
American Depositary Shares
in particular instances may
be refused, or the
registration of transfer of
outstanding American
Depositary Shares generally
may be suspended, during
any period when the transfer
books of the Depositary are
closed, or if any such action
is deemed necessary or
advisable by the Depositary
or the Company at any time
or from time to time because
of any requirement of law or
of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement, or for any other
reason, subject to the
provisions of the following
sentence. Notwithstanding
anything to the contrary in
the Deposit Agreement or
this Receipt, the surrender of
outstanding American
Depositary Shares and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the
Company or the Foreign
Registrar, if applicable, or
the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, ii the
payment of fees, taxes and
similar charges, and iii
compliance with any U.S. or
foreign laws or
governmental regulations
relating to the American
Depositary Shares or to the
withdrawal of the Deposited
Securities.  Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for
deposit under the Deposit
Agreement any Shares
which would be required to
be registered under the
provisions of the Securities
Act of 1933 for public offer
and sale in the United States,
unless a registration
statement is in effect as to
such Shares for such offer
and sale.

4.  LIABILITY OF
OWNER FOR TAXES.
If any tax or other
governmental charge shall
become payable with respect
to any American Depositary
Shares or any Deposited
Securities represented by
any American Depositary
Shares, such tax or other
governmental charge shall
be payable by the Owner to
the Depositary.  The
Depositary may refuse to
register any transfer of those
American Depositary Shares
or any withdrawal of
Deposited Securities
represented by those
American Depositary Shares
until such payment is made,
and may withhold any
dividends or other
distributions, or may sell for
the account of the Owner
any part or all of the
Deposited Securities
represented by those
American Depositary
Shares, and may apply such
dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner shall remain liable
for any deficiency.

5.  WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing
Shares under the Deposit
Agreement shall be deemed
thereby to represent and
warrant, that such Shares
and proper evidence of title
therefor, if applicable, are
validly issued, fully paid,
nonassessable and free of
any preemptive rights of the
holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and
the sale of American
Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and
delivery of American
Depositary Shares.

6.  FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
Any person presenting
Shares for deposit or any
Owner or holder may be
required from time to time
to file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval,
evidence of the number of
Shares beneficially owned or
any other matters necessary
or appropriate to evidence
compliance with the
Corporations Act of
Australia, the Foreign
Acquisitions and Takeovers
Act 1975, the constitution of
the Company and exchange
control regulations, as
indicated to the Depositary
by the Company, or such
information relating to the
registration on the books of
the Company or the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may deem
necessary or proper.  The
Depositary may withhold
the delivery or registration
of transfer of any American
Depositary Shares or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of
any Deposited Securities
until such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  Upon
written request of the
Company, the Depositary
shall deliver to the Company
copies of the documents or
instruments delivered to the
Depositary or any of its
agents pursuant to Section
3.01 of the Deposit
Agreement.  No Share shall
be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any
necessary approval has been
granted by any
governmental body in the
Commonwealth of
Australia, which is then
performing the function of
the regulation of currency
exchange.  Each Owner and
Holder agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Article 6.

7.  CHARGES OF
DEPOSITARY.
The following charges shall
be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering American
Depositary Shares or to
whom American Depositary
Shares are issued including,
without limitation, issuance
pursuant to a stock dividend
or stock split declared by the
Company or an exchange of
stock regarding the
American Depositary Shares
or Deposited Securities or a
delivery of American
Depositary Shares pursuant
to Section 4.03 of the
Deposit Agreement, or by
Owners, as applicable  1
taxes and other
governmental charges, 2
such registration fees as may
from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign
Registrar and applicable to
transfers of Shares to or
from the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms
of the Deposit Agreement, 3
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, 4 such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.05 of the
Deposit Agreement, 5 a fee
of 5.00 or less per 100
American Depositary Shares
or portion thereof for the
delivery of American
Depositary Shares pursuant
to Section 2.03, 4.03 or 4.04
of the Deposit Agreement
and the surrender of
American Depositary Shares
pursuant to Section 2.05 or
6.02 of the Deposit
Agreement, 6 a fee of .05 or
less per American
Depositary Share or portion
thereof for any cash
distribution made pursuant
to the Deposit Agreement,
including, but not limited to
Sections 4.01 through 4.04
of the Deposit Agreement, 7
a fee for the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being
in an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred
to above which would have
been charged as a result of
the deposit of such securities
for purposes of this clause 7
treating all such securities as
if they were Shares but
which securities are instead
distributed by the
Depositary to Owners, 8 in
addition to any fee charged
under clause 6, a fee of .05
or less per American
Depositary Share or portion
thereof per annum for
depositary services, which
will be payable as provided
in clause 9 below, and 9 any
other charges payable by the
Depositary, any of the
Depositarys agents,
including the Custodian, or
the agents of the Depositarys
agents in connection with
the servicing of Shares or
other Deposited Securities
which charge shall be
assessed against Owners as
of the date or dates set by
the Depositary in
accordance with Section
4.06 of the Deposit
Agreement and shall be
payable at the sole discretion
of the Depositary by billing
such Owners for such charge
or by deducting such charge
from one or more cash
dividends or other cash
distributions.

The Depositary may collect
any of its fees by deduction
from any cash distribution
payable to Owners that are
obligated to pay those fees.

The Depositary, subject to
Article 8 hereof, may own
and deal in any class of
securities of the Company
and its affiliates and in
American Depositary
Shares.

8.  PRERELEASE OF
RECEIPTS.
Notwithstanding Section
2.03 of the Deposit
Agreement, the Depositary
may deliver American
Depositary Shares prior to
the receipt of Shares
pursuant to Section 2.02 of
the Deposit Agreement a
PreRelease.  The Depositary
may, pursuant to Section
2.05 of the Deposit
Agreement, deliver Shares
upon the surrender of
American Depositary Shares
that have been PreReleased,
whether or not such
cancellation is prior to the
termination of such
PreRelease or the
Depositary knows that such
American Depositary Shares
have been PreReleased.  The
Depositary may receive
American Depositary Shares
in lieu of Shares in
satisfaction of a PreRelease.
Each PreRelease will be a
preceded or accompanied by
a written representation
from the person to whom
American Depositary Shares
or Shares are to be
delivered, that such person,
or its customer, owns the
Shares or American
Depositary Shares to be
remitted, as the case may be,
b at all times fully
collateralized with cash or
such other collateral as the
Depositary deems
appropriate, c terminable by
the Depositary on not more
than five 5 business days
notice, and d subject to such
further indemnities and
credit regulations as the
Depositary deems
appropriate.  The number of
Shares represented by
American Depositary Shares
which are outstanding at any
time as a result of
PreRelease will not
normally exceed thirty
percent 30 of the Shares
deposited under the Deposit
Agreement provided,
however, that the Depositary
reserves the right to change
or disregard such limit from
time to time as it deems
appropriate.

The Depositary may retain
for its own account any
compensation received by it
in connection with the
foregoing.

9.  TITLE TO RECEIPTS.
It is a condition of this
Receipt and every
successive Owner and
Holder of this Receipt by
accepting or holding the
same consents and agrees
that when properly endorsed
or accompanied by proper
instruments of transfer, shall
be transferable as
certificated registered
securities under the laws of
New York.  American
Depositary Shares not
evidenced by Receipts shall
be transferable as
uncertificated registered
securities under the laws of
New York.  The Company
and the Depositary,
notwithstanding any notice
to the contrary, may treat the
Owner of American
Depositary Shares as the
absolute owner thereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement and for
all other purposes, and
neither the Depositary nor
the Company shall have any
obligation or be subject to
any liability under the
Deposit Agreement to any
Holder of a Receipt unless
such Holder is the Owner
thereof.

10.  VALIDITY OF
RECEIPT.
This Receipt shall not be
entitled to any benefits
under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual
signature of a duly
authorized signatory of the
Depositary provided,
however, that such signature
may be a facsimile if a
Registrar for the Receipts
shall have been appointed
and such Receipts are
countersigned by the manual
signature of a duly
authorized officer of the
Registrar.

11.  REPORTS
INSPECTION OF
TRANSFER BOOKS.
The Company publishes
information in English
required to maintain the
exemption from registration
under Rule 12g32b under
the Securities Exchange Act
of 1934 on its Internet web
site or through an electronic
information delivery system
generally available to the
public in its primary trading
market.  The Companys
Internet web site address is
www.ccamatil.com.

The Depositary will make
available for inspection by
Owners at its Corporate
Trust Office any reports,
notices and other
communications, including
any proxy soliciting
material, received from the
Company which are both
a received by the Depositary
as the holder of the
Deposited Securities and
b made generally available
to the holders of such
Deposited Securities by the
Company.  The Depositary
will also, upon written
request by the Company,
send to Owners copies of
such reports when furnished
by the Company pursuant to
the Deposit Agreement.
Any such reports and
communications, including
any such proxy soliciting
material, furnished to the
Depositary by the Company
shall be furnished in English
to the extent such materials
are required to be translated
into English pursuant to any
regulations of the
Commission.

The Depositary will keep
books, at its Corporate Trust
Office, for the registration of
American Depositary Shares
and transfers of American
Depositary Shares which at
all reasonable times shall be
open for inspection by the
Owners, provided that such
inspection shall not be for
the purpose of
communicating with Owners
in the interest of a business
or object other than the
business of the Company or
a matter related to the
Deposit Agreement or the
American Depositary
Shares.

12.  DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend
or other cash distribution on
any Deposited Securities,
the Depositary will, if at the
time of receipt thereof any
amounts received in a
foreign currency can in the
judgment of the Depositary
be converted on a reasonable
basis into United States
Dollars transferable to the
United States, and subject to
the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute the amount
thus received net of the fees
and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners
entitled thereto provided,
however, that in the event
that the Custodian or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners of the American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Section 4.01,
4.03 or 4.04 of the Deposit
Agreement, the Depositary
will cause the securities or
property received by it to be
distributed to the Owners
entitled thereto, after
deduction or upon payment
of any fees and expenses of
the Depositary or any taxes
or other governmental
charges, in proportion to the
number of American
Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may
deem equitable and
practicable for
accomplishing such distri-
bution provided, however,
that if in the opinion of the
Depositary such distribution
cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the securities
or property thus received, or
any part thereof, and the net
proceeds of any such sale
net of the fees and expenses
of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement will be
distributed by the
Depositary to the Owners of
Receipts entitled thereto all
in the manner and subject to
the conditions described in
Section 4.01 of the Deposit
Agreement.  The Depositary
may withhold any
distribution of securities
under Section 4.02 of the
Deposit Agreement if it has
not received satisfactory
assurances from the
Company that the
distribution does not require
registration under the
Securities Act of 1933.  The
Depositary may sell, by
public or private sale, an
amount of securities or other
property it would otherwise
distribute under this Article
that is sufficient to pay its
fees and expenses in respect
of that distribution.

If any distribution consists
of a dividend in, or free
distribution of, Shares, the
Depositary may deliver to
the Owners entitled thereto,
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution,
subject to the terms and
conditions of the Deposit
Agreement with respect to
the deposit of Shares and
after deduction or upon
issuance of American
Depositary Shares, including
the withholding of any tax
or other governmental
charge as provided in
Section 4.11 of the Deposit
Agreement and the payment
of the fees and expenses of
the Depositary as provided
in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and the
Depositary may sell, by
public or private sale, an
amount of Shares received
sufficient to pay its fees and
expenses in respect of that
distribution.  The Depositary
may withhold any such
distribution of Receipts if it
has not received satisfactory
assurances from the
Company that such
distribution does not require
registration under the
Securities Act of 1933 or is
exempt from registration
under the provisions of such
Act.  In lieu of delivering
fractional American
Depositary Shares in any
such case, the Depositary
will sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, all in the manner
and subject to the conditions
described in Section 4.01of
the Deposit Agreement.  If
additional American
Depositary Shares are not so
delivered, each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.

In the event that the
Depositary determines that
any distribution in property
including Shares and rights
to subscribe therefor is
subject to any tax or other
governmental charge which
the Depositary is obligated
to withhold, the Depositary
may by public or private
sale dispose of all or a
portion of such property
including Shares and rights
to subscribe therefor in such
amounts and in such manner
as the Depositary deems
necessary and practicable to
pay any such taxes or
charges, and the Depositary
shall distribute the net
proceeds of any such sale
after deduction of such taxes
or charges to the Owners of
Receipts entitled thereto.

The Depositary shall
forward to the Company or
its agent such information
from its records as the
Company may reasonably
request to enable the
Company or its agent to file
necessary reports with
governmental agencies.

13.  RIGHTS.
In the event that the
Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional
Shares or any rights of any
other nature, the Depositary
shall have discretion as to
the procedure to be followed
in making such rights
available to any Owners or
in disposing of such rights
on behalf of any Owners and
making the net proceeds
available to such Owners or,
if by the terms of such rights
offering or for any other
reason, the Depositary may
not either make such rights
available to any Owners or
dispose of such rights and
make the net proceeds
available to such Owners,
then the Depositary shall
allow the rights to lapse.  If
at the time of the offering of
any rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights
available to all or certain
Owners but not to other
Owners, the Depositary may
distribute to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American
Depositary Shares held by
such Owner, warrants or
other instruments therefor in
such form as it deems
appropriate.

In circumstances in which
rights would otherwise not
be distributed, if an Owner
requests the distribution of
warrants or other
instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner under
the Deposit Agreement, the
Depositary will make such
rights available to such
Owner upon written notice
from the Company to the
Depositary that a the
Company has elected in its
sole discretion to permit
such rights to be exercised
and b such Owner has
executed such documents as
the Company has
determined in its sole
discretion are reasonably
required under applicable
law.

If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Owners, then
upon instruction from such
an Owner pursuant to such
warrants or other
instruments to the
Depositary from such
Owner to exercise such
rights, upon payment by
such Owner to the
Depositary for the account
of such Owner of an amount
equal to the purchase price
of the Shares to be received
upon the exercise of the
rights, and upon payment of
the fees and expenses of the
Depositary and any other
charges as set forth in such
warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights
and purchase the Shares, and
the Company shall cause the
Shares so purchased to be
delivered to the Depositary
on behalf of such Owner.
As agent for such Owner,
the Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
deliver American Depositary
Shares to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Article 13,
such deposit shall be made,
and depositary shares shall
be delivered, under
depositary arrangements
which provide for issuance
of depositary shares subject
to the appropriate
restrictions on sale, deposit,
cancellation, and transfer
under applicable United
States laws.

If the Depositary determines
in its discretion that it is not
lawful and feasible to make
such rights available to all or
certain Owners, it may sell
the rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by
the Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales net of the fees and
expenses of the Depositary
as provided in Section 5.09
of the Deposit Agreement
and all taxes and
governmental charges
payable in connection with
such rights and subject to
the terms and conditions of
the Deposit Agreement for
the account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such
Owners because of
exchange restrictions or the
date of delivery of any
American Depositary Shares
or otherwise.

The Depositary will not
offer rights to Owners unless
both the rights and the
securities to which such
rights relate are either
exempt from registration
under the Securities Act of
1933 with respect to a
distribution to all Owners or
are registered under the
provisions of such Act
provided, that nothing in the
Deposit Agreement shall
create any obligation on the
part of the Company to file a
registration statement under
the Securities Act of 1933
with respect to such rights or
underlying securities or to
endeavor to have such a
registration statement
declared effective.  If an
Owner requests the
distribution of warrants or
other instruments,
notwithstanding that there
has been no such registration
under the Securities Act of
1933, the Depositary shall
not effect such distribution
unless it has received an
opinion from recognized
counsel in the United States
for the Company upon
which the Depositary may
rely that such distribution to
such Owner is exempt from
such registration.

The Depositary shall not be
responsible for any failure to
determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any
Owner in particular.

14.  CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or
the Custodian shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the
receipt thereof the foreign
currency so received can in
the judgment of the
Depositary be converted on
a reasonable basis into
Dollars and the resulting
Dollars transferred to the
United States, the
Depositary shall convert or
cause to be converted, by
sale or in any other manner
that it may determine, such
foreign currency into
Dollars, and such Dollars
shall be distributed to the
Owners entitled thereto or, if
the Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
andor instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account
of exchange restrictions, the
date of delivery of any
American Depositary Shares
or otherwise and shall be net
of any expenses of
conversion into Dollars
incurred by the Depositary
as provided in Section 5.09
of the Deposit Agreement.

If such conversion or
distribution can be effected
only with the approval or
license of any government
or agency thereof, the
Depositary shall file such
application for approval or
license, if any, as it may
deem desirable.

If at any time the Depositary
shall determine that in its
judgment any foreign
currency received by the
Depositary or the Custodian
is not convertible on a
reasonable basis into Dollars
transferable to the United
States, or if any approval or
license of any government
or agency thereof which is
required for such conversion
is denied or in the opinion of
the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the
right to receive such foreign
currency received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive
the same.

If any such conversion of
foreign currency, in whole
or in part, cannot be effected
for distribution to some of
the Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

15.  RECORD DATES.
Whenever any cash dividend
or other cash distribution
shall become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change
in the number of Shares that
are represented by each
American Depositary Share,
or whenever the Depositary
shall find it reasonably
necessary, the Depositary
shall fix a record date a for
the determination of the
Owners who shall be i
entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof, ii entitled to
give instructions for the
exercise of voting rights at
any such meeting or iii
responsible for any fee or
charge assessed by the
Depositary pursuant to the
Deposit Agreement, or b on
or after which each
American Depositary Share
will represent the changed
number of Shares, subject to
the provisions of the Deposit
Agreement.

16.  VOTING OF
DEPOSITED SECURITIES.
Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain a such
information as is contained
in such notice of meeting
received by the Depositary
from the Company, b a
statement that the Owners as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of law
and of the constitution or
similar documents of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the manner
in which such instructions
may be given.  Upon the
written request of an Owner
of American Depositary
Shares on such record date,
received on or before the
date established by the
Depositary for such purpose,
the Depositary shall
endeavor insofar as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by
those American Depositary
Shares in accordance with
the instructions set forth in
such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.

There can be no assurance
that Owners generally or any
Owner in particular will
receive the notice described
in the preceding paragraph
sufficiently prior to the
instruction cutoff date to
ensure that the Depositary
will vote the Shares or
Deposited Securities in
accordance with the
provisions set forth in the
preceding paragraph.

In order to give Owners a
reasonable opportunity to
instruct the Depositary as to
the exercise of voting rights
relating to Deposited
Securities, if the Company
will request the Depositary
to act under this Article, the
Company shall give the
Depositary notice of any
such meeting and details
concerning the matters to be
voted upon not less than 30
days prior to the meeting
date.

17.  CHANGES
AFFECTING DEPOSITED
SECURITIES.
Upon any change in nominal
value, change in par value,
splitup, consolidation, or
any other reclassification of
Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the
Company or to which it is a
party, or upon the
redemption or cancellation
by the Company of the
Deposited Securities, any
securities, cash or property
which shall be received by
the Depositary or a
Custodian in exchange for,
in conversion of, in lieu of
or in respect of Deposited
Securities shall be treated as
new Deposited Securities
under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in
addition to the existing
Deposited Securities, the
right to receive the new
Deposited Securities so
received, unless additional
American Depositary Shares
are delivered pursuant to the
following sentence.  In any
such case the Depositary
may deliver additional
American Depositary Shares
as in the case of a dividend
in Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new
Deposited Securities.

Immediately upon the
occurrence of any such
splitup, consolidation or any
other reclassification
covered by this Article 17 in
respect of Deposited
Securities, the Company
shall notify the Depositary
in writing of such
occurrence and may instruct
the Depositary to give notice
thereof, at the Companys
expense, to Owners in
accordance with Section
5.06 of the Deposit
Agreement.

18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
Neither the Depositary nor
the Company nor any of
their respective directors,
officers, employees, agents
or affiliates shall incur any
liability to any Owner or
Holder, i if by reason of any
provision of any present or
future law or regulation of
the United States, Australia
or any other country, or of
any governmental or
regulatory authority or stock
exchange or automated
quotation system, or by
reason of any provision,
present or future, of the
constitution or similar
document of the Company,
or by reason of any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or terrorism or other
circumstances beyond its
control, the Depositary or
the Company or any of their
respective directors, officers,
employees, agents or
affiliates shall be prevented,
delayed or forbidden from or
be subject to any civil or
criminal penalty on account
of doing or performing any
act or thing which by the
terms of the Deposit
Agreement or the Deposited
Securities it is provided shall
be done or performed, ii by
reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be
done or performed, iii by
reason of any exercise of, or
failure to exercise, any
discretion provided for in
the Deposit Agreement, iv
for the inability of any
Owner or Holder to benefit
from any distribution,
offering, right or other
benefit which is made
available to holders of
Deposited Securities but is
not, under the terms of the
Deposit Agreement, made
available to Owners or
holders, or v for any special,
consequential or punitive
damages for any breach of
the terms of the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Section 4.01,
4.02 or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such
distribution or offering may
not be made available to
Owners of Receipts, and the
Depositary may not dispose
of such distribution or
offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the
Depositary nor any of their
respective directors, officers,
employees, agents or
affiliates assume any
obligation or shall be subject
to any liability under the
Deposit Agreement to
Owners or Holders, except
that they agree to perform
their obligations specifically
set forth in the Deposit
Agreement without
negligence or bad faith.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
nor any of their respective
directors, officers,
employees, agents or
affiliates shall be under any
obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the American
Depositary Shares, on behalf
of any Owner or Holder or
any other person.  Neither
the Depositary nor the
Company nor any of their
respective directors, officers,
employees, agents or
affiliates shall be liable for
any action or nonaction by it
in reliance upon the advice
of or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or
Holder, or any other person
believed by it in good faith
to be competent to give such
advice or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities or for the manner
in which any such vote is
cast or the effect of any such
vote, provided that any such
action or nonaction is in
good faith.  The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary
whether in connection with a
previous act or omission of
the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue
out of which such potential
liability arises, the
Depositary performed its
obligations without
negligence or bad faith
while it acted as Depositary.
The Depositary shall not be
liable for the acts or
omissions made by any
securities depository,
clearing agency or
settlement system in
Australia in connection with
or arising out of bookentry
settlement of Deposited
Securities or otherwise.  The
Company agrees to
indemnify the Depositary,
its directors, officers,
employees, agents and
affiliates and any Custodian
against, and hold each of
them harmless from, any
liability or expense
including, but not limited to
any fees and expenses
incurred in seeking,
enforcing or collecting such
indemnity and the
reasonable fees and
expenses of counsel which
may arise out of or in
connection with a any
registration with the
Commission of American
Depositary Shares or
Deposited Securities or the
offer or sale thereof in the
United States or b acts
performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may
be amended, modified or
supplemented from time to
time, i by either the
Depositary or a Custodian or
their respective directors,
officers, employees, agents
and affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or ii
by the Company or any of
its directors, employees,
agents and affiliates.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

19.	RESIGNATION
AND REMOVAL OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
The Depositary may at any
time resign as Depositary
under the Deposit
Agreement by written notice
of its election so to do
delivered to the Company,
such resignation to take
effect upon the appointment
of a successor depositary
and its acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time
be removed by the Company
by 120 days prior written
notice of such removal, to
become effective upon the
later of i the 120th day after
delivery of the notice to the
Depositary and ii the
appointment of a successor
depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary in its discretion
may appoint a substitute or
additional custodian or
custodians.

20.  AMENDMENT.
The form of the Receipts
and any provisions of the
Deposit Agreement may at
any time and from time to
time be amended by
agreement between the
Company and the
Depositary without the
consent of Owners or
Holders in any respect
which they may deem
necessary or desirable.  Any
amendment which shall
impose or increase any fees
or charges other than taxes
and other governmental
charges, registration fees,
cable, telex or facsimile
transmission costs, delivery
costs or other such expenses,
or which shall otherwise
prejudice any substantial
existing right of Owners,
shall, however, not become
effective as to outstanding
American Depositary Shares
until the expiration of thirty
days after notice of such
amendment shall have been
given to the Owners of
outstanding American
Depositary Shares. Every
Owner and Holder of
American Depositary
Shares, at the time any
amendment so becomes
effective, shall be deemed,
by continuing to hold such
American Depositary Shares
or any interest therein, to
consent and agree to such
amendment and to be bound
by the Deposit Agreement as
amended thereby. In no
event shall any amendment
impair the right of the
Owner to surrender
American Depositary Shares
and receive therefor the
Deposited Securities
represented thereby, except
in order to comply with
mandatory provisions of
applicable law.

21.	TERMINATION OF
DEPOSIT AGREEMENT.

The Company may
terminate the Deposit
Agreement by instructing
the Depositary to mail notice
of termination to the Owners
of all American Depositary
Shares then outstanding at
least 30 days prior to the
termination date included in
such notice.  The Depositary
may likewise terminate the
Deposit Agreement, if at any
time 60 days shall have
expired after the Depositary
delivered to the Company a
written resignation notice
and if a successor depositary
shall not have been
appointed and accepted its
appointment as provided in
the Deposit Agreement in
such case the Depositary
shall mail a notice of
termination to the Owners of
all American Depositary
Shares then outstanding at
least 30 days prior to the
termination date.  On and
after the date of termination,
the Owner of American
Depositary Shares will, upon
a surrender of such
American Depositary
Shares, b payment of the fee
of the Depositary for the
surrender of American
Depositary Shares referred
to in Section 2.05, and c
payment of any applicable
taxes or governmental
charges, be entitled to
delivery, to him or upon his
order, of the amount of
Deposited Securities
represented by those
American Depositary
Shares.  If any American
Depositary Shares shall
remain outstanding after the
date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of American
Depositary Shares, shall
suspend the distribution of
dividends to the Owners
thereof, shall not accept
deposits of Shares, and shall
not give any further notices
or perform any further acts
under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights and other property
as provided in the Deposit
Agreement, and shall
continue to deliver
Deposited Securities,
together with any dividends
or other distributions
received with respect thereto
and the net proceeds of the
sale of any rights or other
property, upon surrender of
American Depositary Shares
after deducting, in each case,
the fee of the Depositary for
the surrender of American
Depositary Shares, any
expenses for the account of
the Owner of such American
Depositary Shares in
accordance with the terms
and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental charges. At
any time after the expiration
of four months from the date
of termination, the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may
thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated
and without liability for
interest, for the pro rata
benefit of the Owners of
American Depositary Shares
that have not theretofore
been surrendered, such
Owners thereupon becoming
general creditors of the
Depositary with respect to
such net proceeds. After
making such sale, the
Depositary shall be
discharged from all
obligations under the
Deposit Agreement, except
to account for such net
proceeds and other cash
after deducting, in each case,
the fee of the Depositary for
the surrender of American
Depositary Shares, any
expenses for the account of
the Owner of such American
Depositary Shares in
accordance with the terms
and conditions of the
Deposit Agreement, and any
applicable taxes or
governmental charges.
Upon the termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges,
and expenses.  The
Depositarys obligations with
respect to indemnification
shall also survive
termination.

22.	DTC DIRECT
REGISTRATION SYSTEM
AND PROFILE
MODIFICATION SYSTEM

a  Notwithstanding the
provisions of Section 2.04 of
the Deposit Agreement, the
parties acknowledge that the
Direct Registration System
DRS and Profile
Modification System Profile
shall apply to uncertificated
American Depositary Shares
upon acceptance thereof to
DRS by DTC.  DRS is the
system administered by
DTC pursuant to which the
Depositary may register the
ownership of uncertificated
American Depositary
Shares, which ownership
shall be evidenced by
periodic statements issued
by the Depositary to the
Owners entitled thereto.
Profile is a required feature
of DRS which allows a DTC
participant, claiming to act
on behalf of an Owner of
American Depositary
Shares, to direct the
Depositary to register a
transfer of those American
Depositary Shares to DTC
or its nominee and to deliver
those American Depositary
Shares to the DTC account
of that DTC participant
without receipt by the
Depositary of prior
authorization from the
Owner to register such
transfer.

b  In connection with and in
accordance with the
arrangements and
procedures relating to
DRSProfile, the parties
understand that the
Depositary will not verify,
determine or otherwise
ascertain that the DTC
participant which is
claiming to be acting on
behalf of an Owner in
requesting a registration of
transfer and delivery as
described in subsection a has
the actual authority to act on
behalf of the Owner
notwithstanding any
requirements under the
Uniform Commercial Code.
For the avoidance of doubt,
the provisions of Sections
5.03 and 5.08 of the Deposit
Agreement shall apply to the
matters arising from the use
of the DRS.  The parties
agree that the Depositarys
reliance on and compliance
with instructions received by
the Depositary through the
DRSProfile System and in
accordance with the Deposit
Agreement shall not
constitute negligence or bad
faith on the part of the
Depositary.

23.	SUBMISSION TO
JURISDICTION JURY
TRIAL WAIVER WAIVER
OF IMMUNITIES.
In the Deposit Agreement,
the Company has i
appointed Corporation
Service Company, with
offices at 1180 Avenue of
the Americas, Suite 210,
New York New York
10036, as the Companys
authorized agent upon which
process may be served in
any suit or proceeding
arising out of or relating to
the Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or this Agreement,
ii consented and submitted
to the jurisdiction of any
state or federal court in the
State of New York in which
any such suit or proceeding
may be instituted, and iii
agreed that service of
process upon said authorized
agent shall be deemed in
every respect effective
service of process upon the
Company in any such suit or
proceeding.

EACH PARTY TO THE
DEPOSIT AGREEMENT
INCLUDING, FOR
AVOIDANCE OF DOUBT,
EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES,
TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO
A TRIAL BY JURY IN
ANY SUIT, ACTION OR
PROCEEDING AGAINST
THE COMPANY ANDOR
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING
OUT OF OR RELATING
TO THE SHARES OR
OTHER DEPOSITED
SECURITIES, THE
AMERICAN
DEPOSITARY SHARES
OR THE RECEIPTS, THE
DEPOSIT AGREEMENT
OR ANY TRANSACTION
CONTEMPLATED
HEREIN OR THEREIN,
OR THE BREACH
HEREOF OR THEREOF,
INCLUDING WITHOUT
LIMITATION ANY
QUESTION REGARDING
EXISTENCE, VALIDITY
OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR
ANY OTHER THEORY.

24.	DISCLOSURE OF
INTERESTS.
The Company may from time
to time request Owners to
provide information as to the
capacity in which such
Owners own or owned
American Depositary Shares
and regarding the identity of
any other persons then or
previously interested in such
American Depositary Shares
and the nature of such
interest.  Each Owner agrees
to provide any information
requested by the Company or
the Depositary pursuant to
Section 3.04 of the Deposit
Agreement.  The Depositary
agrees to comply with
reasonable written
instructions received from the
Company requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any
such responses to such
requests received by the
Depositary.  To the extent
that provisions of or
governing any Deposited
Securities or the rules or
regulations of any
governmental authority or
securities exchange or
automated quotation system
may require the disclosure of
beneficial or other ownership
of Deposited Securities, other
Shares and other securities to
the Company or other
persons and may provide for
blocking transfer and voting
or other rights to enforce
such disclosure or limit such
ownership, the Depositary
shall use its reasonable
efforts to comply with
Companys instructions in
respect of any such
enforcement or limitation.




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